Exhibit 31.1 - SECTION 302 CERTIFICATION

CERTIFICATION

I, Marc Schechtman, certify that:

1. I have reviewed this report on Form 10-Q of Reshoot Production Company;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all

material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-

15(e)) and internal control over financial reporting (as defined in

Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our

supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be

designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the

preparation of financial statements for external purposes in accordance with generally accepted accounting principles

c) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report

our conclusions about the effectiveness of the disclosure

controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d) disclosed in this report any change in the registrant’s

internal control over financial reporting that occurred

during the registrant's most recent fiscal quarter

(the registrant's fourth fiscal quarter in the case

of an annual report) that has materially affected, or is

reasonably likely to materially affect, the registrant’s

internal control over financial reporting; and

5. I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors

(or persons performing the equivalent functions):

a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial

information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

August 16, 2011

/s/ Marc Schechtman

Marc Schechtman

Interim Principal Executive Officer

Interim Principal Financial Officer